EXHIBIT 10.3

EIGHTH AMENDED AND RESTATED
SEAGATE TECHNOLOGY EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN
SECTION 1.INTRODUCTION.
THE EIGHTH AMENDED AND RESTATED SEAGATE TECHNOLOGY EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN (the “Plan” or “Severance and CIC Plan”) was originally approved by the Board of Directors of SEAGATE TECHNOLOGY, a Cayman Islands company (the “Company”) on August 21, 2008 as the Seagate Technology Executive Officer Severance and Change in Control (CIC) Plan, and became effective on September 1, 2008. The Plan was previously amended and restated on each of April 29, 2009, July 29, 2009, January 15, 2010, October 25, 2011, May 18, 2021 and June 29, 2021 and is now further amended and restated in the form set forth herein on April 24, 2022. The purpose of the Plan is to provide for the payment of severance benefits to Potential Eligible Executives in the event their employment with the Parent or any Applicable Subsidiary is terminated involuntarily, as provided herein, and to encourage such executives to continue as employees in the event of a Change in Control. Except as otherwise stated herein, this Plan shall supersede any severance benefit plan, policy or practice previously maintained by the Company or any Applicable Subsidiary (including, without limitation, the provisions of any employment agreement between any Eligible Executive and the Company or any Applicable Subsidiary). This Plan document also serves as the Summary Plan Description for the Plan. All capitalized terms shall have the meanings ascribed to them in the Plan.
SECTION 2.ELIGIBILITY FOR BENEFITS.
(a)General Rules. Subject to the requirements set forth in this Section 2(a), the Company will grant severance benefits under the Plan to each Eligible Executive.
(i)“Potential Eligible Executive” refers to all executives employed by the Parent or any Applicable Subsidiary with the Level of vice president or above selected to participate in this Plan as indicated in the Benefits Schedules attached hereto. An “Eligible Executive” is any Potential Eligible Executive, other than those excluded under this Section 2, whose employment with the Parent or any Applicable Subsidiary is either (A) terminated by such executive for Good Reason or (B) terminated by the Parent or an Applicable Subsidiary without Cause (either of (A) or (B), hereafter a “Termination Event”). An Eligible Executive shall be eligible for additional benefits under this Plan if the Termination Event occurs during a Change in Control Period provided that the additional requirements in the Plan are satisfied. The Plan shall have no applicability whatsoever for executives employed by neither the Parent nor an Applicable Subsidiary, and severance benefits available to such executives, if any, shall not be determined by reference to the Plan, but, rather, solely in accordance with applicable law or such other contractual rights as may apply. In addition, no individual shall be eligible to participate in the Plan if such individual is classified by the Parent or Applicable Subsidiary in any of the following categories at the time of termination of services by the Parent or an Applicable Subsidiary, even if a court or agency determines that such individual should have been classified as a common law employee: (i) an independent contractor or consultant; (ii) an individual paid through an agency, vendor or other third party; or (iii) a freelance worker not treated as an employee. For the avoidance of doubt, if the business of the Applicable Subsidiary as to which the Potential Eligible Executive’s employment then relates is sold or spun off, and the Potential Eligible Executive continues employment with the successor entity or one of its affiliates, the Potential Eligible Executive shall not be deemed an Eligible Executive solely as a result of such sale or spin-off. Similarly, if the Potential Eligible Executive's employment is transferred to another entity in the Group without an interruption in service, the Potential Eligible Executive shall not be deemed an Eligible Executive unless such transfer otherwise constitutes a Termination Event.
(ii)In order to be eligible to receive benefits under the Plan, in addition to meeting the requirements of an “Eligible Executive” set forth in Section 2(a)(i) above, an Eligible Executive must execute within 60 days of the Eligible Executive’s receipt thereof (such 60-day period, the “Release Period”) (A) a general waiver and release or settlement agreement on the form provided by the Company without revoking the same and (B) an agreement containing certain covenants on the form provided by the Company and covering the matters set forth in Section 6 of this Plan, the scope and applicability of which covenants shall be determined by the Plan Administrator in its sole discretion (collectively, the “Release and Covenant Documents”), which Release and Covenant Documents shall be provided by the Company to the Participant within five (5) business days of the Termination Date.
(iii)Any Termination Event that triggers the payment of benefits under this Plan must occur during the term of this Plan as specified in Section 9(b).
(b)Exceptions. A Potential Eligible Executive who otherwise is an Eligible Executive will not receive benefits under the Plan in any of the following circumstances:
(i)The Potential Eligible Executive is terminated for Cause.
(ii)The Potential Eligible Executive voluntarily terminates employment with the Parent or an Applicable Subsidiary without Good Reason. Voluntary terminations include, but are not limited to, resignation or failure to return from a leave of absence on the scheduled date.
(iii)The Potential Eligible Executive’s employment terminates by reason of death, Disability, or retirement.
SECTION 3.DEFINITIONS.
Capitalized terms used in this Plan, unless defined elsewhere in this Plan, shall have the following meanings:
(a)Accrued Bonus Funding means the funding of the Bonus Plan as a percent of target funding as accrued and approved by the Plan Administrator quarterly based on actual financial performance of the Parent for the most recently completed fiscal quarter preceding the Eligible Executive’s Termination Date; provided, further, for the purposes of this Plan, the Accrued Bonus Funding for a given fiscal year or any portion thereof may not exceed 100% of target funding, even if the Plan Administrator has determined that the funding of the Bonus Plan shall accrue at a higher percentage.
(b)Applicable Subsidiary means any subsidiary of the Parent included on Schedule A attached hereto.
(c)Beneficial Owner means the definition given in Rule 13d-3 promulgated under the Exchange Act.
(d)Board means the Board of Directors of the Parent.

(e)Bonus Plan means the Parent’s Executive Officer Performance Bonus Plan, the Executive Performance Bonus Plan, or similar incentive bonus plan in which an Eligible Executive participates adopted by the Parent as a successor to one or more of the previously listed bonus plans from time to time. For the avoidance of doubt, one-time bonuses paid by the Parent or an Applicable Subsidiary to a Potential Eligible Executive that are not paid under one of the bonus plans described in the preceding sentence shall not be treated as incentive bonuses and therefore shall be excluded from the definition of “Accrued Bonus Funding,” “Pro Rata Bonus” and “Target Bonus” for purposes of this Plan. Examples of such one-time bonuses are sign-on bonuses, special recognition bonuses and guaranteed bonuses. For purposes of this Plan, no Eligible Executive shall be treated as participating in more than one Bonus Plan on the date of a Termination Event. In the event that an Eligible Executive is participating in more than one incentive bonus plan that would otherwise qualify as a Bonus Plan but for the preceding sentence, the incentive bonus plan that would produce the largest payment under the terms of this Plan shall be treated as the Bonus Plan for such Eligible Executive.
(f)Cause means (i) a Potential Eligible Executive’s continued failure to substantially perform the material duties of her or his office (other than as a result of total or partial incapacity due to physical or mental illness), (ii) fraud, embezzlement or theft by a Potential Eligible Executive of the property of the Parent or any of its subsidiaries, (iii) the conviction of such Potential Eligible Executive of, or plea of nolo contendere by the Potential Eligible Executive to, a felony under the laws of the United States or any state or comparable crime under the laws of a foreign jurisdiction, (iv) a Potential Eligible Executive’s malfeasance or misconduct in connection with such Potential Eligible Executive’s duties to the Parent or any of its subsidiaries or any other act or omission which is materially injurious to the financial condition or business reputation of the Parent or any of its subsidiaries, or (v) a breach by a Potential Eligible Executive of any of the provisions of (A) this Plan, (B) any non-compete, non-solicitation or confidentiality provisions to which such Potential Eligible Executive is subject or (C) any policy, process, or procedure of the Parent or any of its subsidiaries or other agreement to which such Potential Eligible Executive is subject.
(g)Change in Control means the consummation or effectiveness of any of the following events:
(i)The sale, exchange, lease or other disposition of all or substantially all of the assets of the Parent to a person or group of related persons, as such terms are defined or described in Sections 3(a)(9) and 13(d)(3) of the Exchange Act;
(ii)A merger, reorganization, recapitalization, consolidation or other similar transaction involving the Parent in which the voting securities of the Parent owned by the shareholders of the Parent immediately prior to such transaction do not represent more than fifty percent (50%) of the total voting power of the surviving controlling entity outstanding, immediately after such transaction;
(iii)Any person or group of related persons, as such terms are defined or described in Sections 3(a)(9) and 13(d)(3) of the Exchange Act, is or becomes the Beneficial Owner, directly or indirectly, of more than 50% of the total voting power of the voting securities of the Parent (including by way of merger, takeover (including an acquisition by means of a scheme of arrangement), consolidation or otherwise);
(iv)During any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Parent was approved by a vote of a majority of the directors of the Parent then still in office, who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board then in office; or
(v)A dissolution or liquidation of the Parent other than in connection with a Restructuring Transaction or similar transaction.
Notwithstanding the foregoing, a restructuring for the purpose of changing the domicile of the Parent (including, but not limited to, any change in the structure of the Parent resulting from the process of moving its domicile between jurisdictions), reincorporation of the Parent, or other restructuring transaction involving the Parent (a “Restructuring Transaction”) will not constitute a Change in Control if, immediately after the Restructuring Transaction, the shareholders of the Parent immediately prior to such Restructuring Transaction represent, directly or indirectly, more than fifty percent (50%) of the total voting power of the surviving entity.
(h)Change in Control Period means the period beginning on the date that is six (6) months preceding the effective date of a Change in Control and ending on the date that is twenty-four (24) months following the effective date of the Change in Control.
For the avoidance of doubt, no enhanced benefits payable to an Eligible Executive due to a Termination Event occurring within a Change in Control Period (that is, benefits in excess of the benefits due upon a Termination Event outside a Change in Control Period) shall be paid prior to the effective date of a Change in Control.
(i)Code means the U.S. Internal Revenue Code of 1986, as amended. Any specific reference to a section of the Code shall be deemed to include any regulations and other U.S. Treasury Department guidance promulgated thereunder.
(j)Company means Seagate Technology, an exempted limited liability company incorporated under the laws of the Cayman Islands, and any successor as provided in Section 9(c) hereof.
(k)Disability means the physical or mental incapacitation such that for a period of six consecutive months or for an aggregate of nine months in any 24-month consecutive period, a Potential Eligible Executive is unable to substantially perform her or his duties. Any question as to the existence of that Potential Eligible Executive’s physical or mental incapacitation as to which the Potential Eligible Executive or the Potential Eligible Executive’s representative and the Company or Plan Administrator cannot agree shall be determined in writing by a qualified independent physician mutually acceptable to the Potential Eligible Executive and the Company or Plan Administrator. If the Potential Eligible Executive and the Company or Plan Administrator cannot agree as to a qualified independent physician, each shall appoint such a physician and those two physicians shall select a third who shall make such determination in writing. The determination of “Disability” made in writing to the Company or Plan Administrator and the Potential Eligible Executive shall be final and conclusive for all purposes of the benefits under this Plan.
(l)Exchange Act means the U.S. Securities Exchange Act of 1934, as amended.
(m)Good Reason means a Potential Eligible Executive’s resignation of her or his employment with the Parent or an Applicable Subsidiary as a result of the occurrence of one or more of the following actions without such Potential Eligible Executive’s express written consent, which action or actions remain uncured for at least 30 days following written notice from such Potential Eligible Executive to the Parent describing the occurrence of such action or actions and asserting that such action or actions constitute grounds for a Good Reason resignation, which notice must be provided by the Potential Eligible Executive no later than 90 days after the initial existence of such condition, provided that such resignation occurs no later than 60 days after the expiration of the cure period: (i) any material diminution in the level of such Potential Eligible Executive’s Level, authority or duties; (ii) a reduction of 10% or more in the level of the base salary or target bonus opportunity to be provided to such Potential Eligible Executive, other than a reduction that is equivalent to the reduction in base salaries and/or target bonus opportunities, as applicable, imposed on all other executives of the Group at a similar level within the Group; (iii) the relocation of such Potential Eligible Executive to a principal place of employment that increases such Potential Eligible Executive’s one-way commute by more than 50 miles; or (iv) the failure of any successor to the business of the Parent or to substantially all of the assets and/or business of the Parent to assume the Company’s obligations under this Plan as required by Section 9(c).
(n)Group means the Parent together with all of its subsidiaries.
(o)IRS means the U.S. Internal Revenue Service.
(p)Level means a Potential Eligible Executive’s level or title as in effect on the Termination Date (or if greater, immediately prior to the date on which an event constituting Good Reason arose).
(q)Non-U.S. Eligible Executive means any Eligible Executive, other than a U.S. Executive on assignment or secondment to a non-U.S. jurisdiction, not employed in the United States of America, including its territories and possessions, on the date of a Termination Event.
(r)Non-U.S. Benefit means, in the case of a Termination Event occurring outside of a Change in Control Period, an amount equal to the Canada Severance Pay Amount, the China Severance Pay Amount, the France Severance Pay Amount, the Ireland Severance Pay Amount, the Israel Severance Pay Amount, the Malaysia Severance Pay Amount, the Netherlands Severance Pay Amount, the Singapore Severance Pay Amount, the Thailand Severance Pay Amount, or the U.K. Severance Pay Amount, as applicable based on the law governing Eligible Executive's employment, in each case as specified in the applicable Benefits Schedule for a Non-U.S. Eligible Executive, plus, if applicable, the Prior Year Bonus, or in the case of a Termination Event occurring during a Change in Control Period, an amount equal to the Canada Severance Pay Amount, the China Severance Pay Amount, the France Severance Pay Amount, the Ireland Severance Pay Amount, the Israel Severance Pay Amount, the Malaysia Severance Pay Amount, the Netherlands Severance Pay Amount, the Singapore Severance Pay Amount, the Thailand Severance Pay Amount, or the U.K. Severance Pay Amount, as applicable based on the law governing Eligible Executive's employment, in each case as specified in the applicable Benefits Schedule for a Non-U.S. Eligible Executive, plus the number of months of Target Bonus specified in such applicable Benefits Schedule. Under no circumstances will the Eligible Executive be eligible to receive both the U.S. Benefits and the Non-U.S. Benefits. Also, under no circumstances will the Eligible Executive be eligible to receive both the benefits in case of a Termination Event occurring outside of a Change in Control Period and the benefits in case of a Termination Event occurring during a Change in Control Period.
(s)Parent means Seagate Technology Holdings plc, an Irish public limited company or any successor as provided in Section 9(c).
(t)Pay means a Potential Eligible Executive’s monthly base salary at the rate in effect on the Termination Date (or if greater, immediately prior to the date on which an event constituting Good Reason arose).

(u)Payment Confirmation Date means the date on which the Release and Covenants Documents required by Section 2(a)(ii) of this Plan become irrevocable; provided, however, to the extent necessary to comply with Section 409A of the Code, if the Release Period spans two calendar years, then the Payment Confirmation Date will be the later of (i) the date on which the Release and Covenants Documents become irrevocable or (ii) the first regularly scheduled payroll date that occurs in the second of such two calendar years.
(v)Plan means this Eighth Amended and Restated Seagate Technology Executive Severance and Change in Control Plan.
(w)Prior Year Bonus means, in the event an Eligible Executive is terminated following the start of a fiscal year but prior to the payment date of the annual incentive bonus for the prior fiscal year, the annual incentive bonus for the prior fiscal year that would have been paid (whether in cash or in the form of an equity-based award) had the Eligible Executive been actively employed with the Parent or any Applicable Subsidiary on the annual incentive bonus payment date (or bonus equity-based award grant date, as applicable). If payable, the Prior Year Bonus shall be calculated in accordance with the bonus incentive plan then in effect and paid in cash to the Eligible Executive no earlier than the same time that annual incentive bonuses are otherwise paid (or bonus equity-based awards are granted) to the Group’s executives and otherwise in accordance with the payout schedule set forth in the applicable Benefits Schedule. For the avoidance of doubt, any bonus granted on the payment or award date of the annual incentive bonus for the prior fiscal year in the form of an equity-based award pursuant to the Executive Performance Bonus Plan is not considered a Prior Year Bonus under this Plan and the treatment of any such bonus in the event of a Termination Event shall be set forth in the Executive Performance Bonus Plan.
(x)Pro Rata Bonus for an Eligible Executive who is a U.S. Executive and whose Termination Event occurs outside of a Change in Control Period shall be calculated in relation to the fiscal year during which termination takes place, as set forth in this Section 3(x):
(i)The amount of the Pro Rata Bonus shall be determined based on the Accrued Bonus Funding through the last completed fiscal quarter preceding the Termination Date, multiplied by the Eligible Executive’s then current Target Bonus, prorated for the number of days employed during the fiscal year of the Termination Event, divided by 365. If payable in connection with a Termination Event, the Pro Rata Bonus calculated in accordance with this Section 3(x)(i) shall be paid to the Eligible Executive within 20 business days following the Payment Confirmation Date.
(ii)Other than as described in Section 3(x)(i) above, no Pro Rata Bonus shall be payable to any U.S. Executive.
(y)Restrictive Covenant Period means the longest period of months specified in the Eligible Executive’s Release and Covenant Documents during which the Eligible Executive shall be required to abide by one or more of the Covenants set forth in Section 6.
(z)Target Bonus means the Eligible Executive’s most recently approved target bonus level (expressed as a percentage of base salary) with respect to the Bonus Plan, multiplied by the Eligible Executive’s Pay.
(aa)Termination Date means the last date on which the Eligible Executive is in employment status with the Parent or any Applicable Subsidiary (as reflected by the Parent's or Applicable Subsidiary's payroll records and determined by the Plan Administrator in its sole and reasonable discretion regardless of whether the termination is later found to be invalid or in breach of employment laws in the jurisdiction where the Eligible Executive is providing services) or, solely to the extent necessary to comply with Section 409A of the Code, such other date that constitutes a “separation from service” within the meaning of Section 409A of the Code. Unless explicitly required by applicable law, the Termination Date will exclude and will not be extended by any period during which notice, pay in lieu of notice or related payments or damages are provided or required to be provided under statute, contract, common/civil law or otherwise.
(ab)U.S. Benefit means, in the case of a Termination Event occurring outside of a Change in Control Period, an amount equal to the aggregate number of months of Pay specified in the Benefits Schedule applicable to a U.S. Executive plus, in each case if applicable, the Prior Year Bonus and/or Pro Rata Bonus, and, in the case of a Termination Event occurring during a Change in Control Period, an amount equal to the aggregate number of months of Pay and Target Bonus specified in the Benefits Schedule applicable to an Eligible Executive. Under no circumstances will the Eligible Executive be eligible to receive both the U.S. Benefits and the Non-U.S. Benefits. Also, under no circumstances will the Eligible Executive be eligible to receive both the benefits in case of a Termination Event occurring outside of a Change in Control Period and the benefits in case of a Termination Event occurring during a Change in Control Period.
(ac)U.S. Executive means an Eligible Executive who is employed to provide services in the United States of America, including such an Eligible Executive who is on temporary assignment or secondment to a non-U.S. jurisdiction (but excluding individuals who are in the U.S. on temporary assignment or secondment from another jurisdiction). Eligible Executives who are working in the U.S. temporarily either on assignment, secondment or for personal reasons shall be eligible only for the benefits set forth in the Benefits Schedule for the country where they were originally employed per their employment documentation.
(ad)WARN Act means the U.S. Worker Adjustment and Retraining Notification Act and any other comparable law applicable under the laws of any country or U.S. state.
SECTION 4.AMOUNT OF BENEFIT.
Severance benefits payable under the Plan are as follows:
(a)Subject to Sections 2(a), 6(f) and 8, Eligible Executives will receive the benefits described in Section 7 of the Plan and in the applicable Benefits Schedule attached hereto. The level of benefits applicable to an Eligible Executive shall be based in part upon her or his Level.
(b)Notwithstanding any other provision of the Plan to the contrary, any benefits payable to an Eligible Executive under this Plan shall be reduced by any severance or termination benefits or indemnities payable by the Parent or any Applicable Subsidiary to such individual under any other arrangement covering the individual (including but not limited to payments pursuant to any policy, contract, statute, collective bargaining agreement, federal, state or local law or otherwise), unless expressly otherwise agreed to by the Parent or the Applicable Subsidiary in writing. Further, in the event that the Eligible Executive is entitled to receive notice, severance or termination benefits or indemnities under (i) any agreement or contract with the Parent or any Applicable Subsidiary, (ii) any plan, policy, program, collective bargaining agreement, or other arrangement adopted or established by the Parent or any Applicable Subsidiary under the WARN Act or other applicable law providing for payments from the Parent or an Applicable Subsidiary on account of termination of employment, including pay in lieu of advance notice of termination, and/or, (iii) in the case of Non-U.S. Eligible Executives as otherwise legally required to be paid to any such Non-U.S. Eligible Executive ((i)-(iii) collectively, “Other Benefits”), any severance benefits payable hereunder shall be reduced by the Other Benefits.

SECTION 5.TIME OF PAYMENT AND FORM OF BENEFIT; INDEBTEDNESS.
(a)Benefits under this Plan shall be paid according to the payment schedule specified in the applicable Benefits Schedule attached hereto, subject to Section 6(f) and the following provisions:
(i)Any increase to the cash severance benefits payable on account of the occurrence of a Termination Event during a Change in Control Period but preceding the effective date of the Change in Control shall be paid on the later of (A) five (5) business days following the effective date of the Change in Control or (B) the first regularly scheduled payroll date that occurs on or after the Payment Confirmation Date, and otherwise in accordance with the payout schedule set forth in the applicable Benefits Schedule.
(ii)In the event that an Eligible Executive would be entitled to an extension of the period to exercise outstanding options following termination of employment without Cause under the terms of the applicable option award agreement(s), then such extension shall also be applicable in the event that the Eligible Executive terminates employment for Good Reason, subject, however, to the same terms and limitations as set forth in the option award agreement applicable to a termination without Cause.
(iii)Unless otherwise required by applicable law, in no event shall payment of any Plan benefit be due prior to the Eligible Executive’s Payment Confirmation Date, and any payment shall be deemed to be timely made if paid within twenty (20) business days of such date or at such later date as specified in the applicable Benefits Schedule attached hereto.
(iv)Notwithstanding anything to the contrary in this Section 5(a), except for a Termination Event occurring during a Change in Control Period, the Plan Administrator may, in its sole discretion, determine an alternate payment schedule for any reason, provided that any such amendment does not give rise to additional taxation under Section 409A of the Code.
(b)Subject to compliance with Section 409A of the Code and other applicable law, if an Eligible Executive is indebted to the Parent or any subsidiary at her or his Termination Date, the Parent and its subsidiaries reserve the right to offset any severance payments under the Plan by the amount of such indebtedness.
SECTION 6.ELIGIBLE EXECUTIVE COVENANTS
Severance benefits payable under the Plan are subject to the following covenants made by each Eligible Executive (the “Covenants”), the scope and applicability of which covenants shall be as set forth in the Release and Covenant Documents, but in any event shall not be substantially greater than as set forth in this Section 6:
(a)Non-Competition. During the Restrictive Covenant Period, an Eligible Executive will not directly or indirectly:
(i)engage in any business that competes with the business of the Group (including, without limitation, any businesses which the Group has specific plans to conduct in the future and as to which such Eligible Executive is aware of such planning) in any geographical area in which the Group conducts such business (a “Competitive Business”);
(ii)enter the employ of, or render any services to, any person or entity (or any division of any person or entity) who or which engages in a Competitive Business;

(iii)acquire a financial interest in, or otherwise become actively involved with, any Competitive Business, directly or indirectly, as an individual, partner, shareholder, officer, director, principal, agent, trustee or consultant; or
(iv)interfere with, or attempt to interfere with, business relationships (whether formed before, on or after the date of this Plan) between the any Group company and its customers, clients, suppliers, partners, members or investors.
Notwithstanding anything to the contrary in this Plan, an Eligible Executive may, directly or indirectly own, solely as a passive investment, securities of any person engaged in the business of the Group which are actively traded on a public securities market (including the OTCBB and similar over-the-counter market) if such Eligible Executive (i) is not a controlling person of, or a member of a group which controls, such person and (ii) does not, directly or indirectly, own 5% or more of any class of such actively traded securities of such person.
(b)Non-Solicitation of Clients. During the Restrictive Covenant Period, an Eligible Executive will not, whether on such Eligible Executive’s own behalf or on behalf of or in conjunction with any person, company, business entity or other organization whatsoever, directly or indirectly solicit or assist in soliciting in competition with the Group, the business of any client or prospective client:
(i)with whom such Eligible Executive had personal contact or dealings on behalf of the Group during the one year period preceding such Eligible Executive’s Termination Date;
(ii)with whom employees reporting to such Eligible Executive have had personal contact or dealings on behalf of the Group during the one year immediately preceding such Eligible Executive’s Termination Date; or
(iii)for whom such Eligible Executive had direct or indirect responsibility during the one year immediately preceding such Eligible Executive’s Termination Date.
(c)Non-Solicitation of Employees and Consultants. During the Restrictive Covenant Period, an Eligible Executive will not, whether on such Eligible Executive’s own behalf or on behalf of or in conjunction with any person, company, business entity or other organization whatsoever, directly or indirectly:
(i)solicit or encourage any employee of the Group to leave the employment of the Group; or
(ii)encourage to cease to work with the Group any consultant then under contract with the Group.
(d)During the term of an Eligible Executive’s employment with the Group, such Eligible Executive will have access to and become acquainted with the Group’s confidential and proprietary information, including but not limited to, information or plans regarding the Group’s customer relationships, personnel or sales, marketing and financial operations and methods, trade secrets, formulas, devices, secret inventions, processes and other compilations of information, records and specifications (collectively, “Proprietary Information”). An Eligible Executive shall not at any time disclose any of the Group’s Proprietary Information, directly or indirectly, or use it in any way except in the course of performing services for the Group, as authorized in writing by the Parent, the relevant Group company or as required to be disclosed by applicable law. All files, records, documents, computer-recorded information, drawings, specifications, equipment and similar items relating to the business of the Group, whether prepared by an Eligible Executive or otherwise coming into such Eligible Executive’s possession, shall remain the exclusive property of the relevant Group company, as the case may be. Notwithstanding the foregoing, Proprietary Information shall not include information that is or becomes generally public knowledge other than as a result of a breach of (i) this Section 6(d) or (ii) any obligation that the Eligible Executive has to protect the confidentiality of the Proprietary Information of the Group. Nothing herein is intended to or shall limit, prevent, impede or interfere with the Eligible Executive's non-waivable right, without prior notice to the Group, to provide information to the government, participate in investigations, testify in proceedings regarding the Group’s past or future conduct, or engage in any activities protected under whistleblower statutes. Pursuant to the Defend Trade Secrets Act of 2016 (18 U.S.C. 1833(b)), a U.S. Executive shall not be held criminally or civilly liable under any United States federal or state trade secret law for the disclosure of a trade secret that is made in confidence either directly or indirectly to a United States federal, state, or local government official, or to an attorney, solely for the purpose of reporting or investigating, a violation of law. A U.S. Executive shall not be held criminally or civilly liable under any United States federal or state trade secret law for the disclosure of a trade secret made in a complaint, or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If a U.S. Executive files a lawsuit alleging retaliation by a Group company for reporting a suspected violation of the law, the U.S. Executive may disclose the trade secret to her or his attorney and use the trade secret in the court proceeding, so long as any document containing the trade secret is filed under seal and does not disclose the trade secret, except pursuant to court order.
(e)It is expressly understood and agreed that although each Eligible Executive, the Parent and its subsidiaries consider the restrictions contained in the Covenants to be reasonable, if a final judicial determination is made by a court of competent jurisdiction that the time or territory or any other restriction contained in the Covenants is an unenforceable restriction against an Eligible Executive, for which injunctive relief is unavailable, the provisions of the Covenants shall not be rendered void but shall be deemed amended to apply as to such maximum time and territory and to such maximum extent as such court may judicially determine or indicate to be enforceable. Furthermore, such a determination shall not limit the Parent’s or an Applicable Subsidiary’s ability to cease providing payments or benefits due during the remainder of any Restrictive Covenant Period or to seek recovery of any prior payments or benefits made hereunder, if applicable, unless a court of competent jurisdiction has expressly declared that action to be unlawful. Alternatively, if any court of competent jurisdiction finds that any restriction contained in the Covenants is unenforceable, and such restriction cannot be amended so as to make it enforceable, such finding shall not affect the enforceability of any of the other restrictions contained in the Covenants or other provisions of this Plan.
(f)All benefits payable to an Eligible Executive are contingent upon her or his full compliance with the foregoing obligations during the Restrictive Covenant Period. Accordingly, if the Eligible Executive, at any time, violates any Covenants, any proprietary information or confidentiality obligation to the Group (including Section 6(d) above), including her or his obligations under the applicable At-Will Employment, Confidential Information and Invention Assignment Agreement (or any such similar agreement), or any other obligations under this Plan, (i) any remaining payments or benefits due under this Plan will terminate immediately following written notice from the Plan Administrator of such violation and (ii) to the maximum extent permitted by applicable law, if the Eligible Executive has received any benefits under the Plan prior to the date of such written notice, the Eligible Executive shall deliver to the Parent or the Applicable Subsidiary, within 30 days, an amount equal to the aggregate of all such benefits.

SECTION 7.CONTINUATION OF EMPLOYMENT BENEFITS.
(a)Health Plan Benefits Continuation.
(i)Each U.S. Executive who is enrolled in a health, vision or dental plan sponsored by the Parent or a subsidiary may be eligible to continue coverage (the “Continued Coverage”) under such health, vision or dental plan (or to convert to an individual policy) under the U.S. Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”). The Group will notify the individual of any such right to continue health coverage at the time of termination. In the event that a U.S. Executive is not eligible to receive Continued Coverage (either because such U.S. Executive is not enrolled in any plan sponsored by the Group or because such U.S. Executive will be covered by a statutory scheme for continued health, vision or dental coverage that will not be an obligation of the Group), it is understood and agreed that this Section 7(a) shall not be applicable to such U.S. Executive and, with respect to a Termination Event occurring during a Change in Control Period, he or she shall not be eligible to receive the Continued Coverage Payment, as described in the succeeding paragraph. For the avoidance of doubt, no benefits shall be payable under this Section 7 to any Non-U.S. Eligible Executive.
(ii)Subject to Sections 2(a), 6(f) and 8 hereof, solely in connection with the Continued Coverage triggered by a Termination Event during a Change in Control Period, the Parent or the Applicable Subsidiary will pay to the U.S. Executive a lump sum cash payment in an amount equal to 2.0 times the before-tax aggregate annual cost of such U.S. Executive’s premiums to cover the U.S. Executive and her or his eligible dependents, if any, in effect as of the Termination Event (the “Continued Coverage Payment”). The Continued Coverage Payment will include the coverage premium cost of a U.S. Executive’s dependents if, and only to the extent that, such dependents were enrolled in a health, vision or dental plan sponsored by the Group prior to the U.S. Executive’s Termination Date. No provision of this Plan will affect the continuation coverage rules under COBRA or any other applicable law. Therefore, the period during which a U.S. Executive must elect to continue the Parent’s or a subsidiary’s group medical, vision or dental coverage at her or his own expense under COBRA or other applicable law, the length of time during which Continued Coverage will be made available to the U.S. Executive, and all other rights and obligations of the U.S. Executive under COBRA or any other applicable law (except the obligation to pay the Continued Coverage Payment) will be applied in the same manner that such rules would apply in the absence of this Plan. It is expressly understood and agreed that the U.S. Executive will be solely responsible for the entire payment of premiums required under COBRA or other applicable law.
(b)Other Employee Benefits. All non-health benefits (such as life insurance and disability coverage) terminate as of the U.S. Executive’s Termination Date (except to the extent that any conversion privilege is available thereunder).
SECTION 8.EXCISE TAXES
(a)In the event that any benefits payable to an Eligible Executive pursuant to this Plan or pursuant to any other plan, agreement or arrangement (“Payments”) (i) constitute “parachute payments” within the meaning of Section 280G of the Code, and (ii) but for this Section 8 would be subject to the excise tax imposed by Section 4999 of the Code, or any comparable successor provisions (the “Excise Tax”), then the Eligible Executive’s payments hereunder shall be either (a) provided to the Eligible Executive in full, or (b) provided to the Eligible Executive as to such lesser extent which would result in no portion of such benefits being subject to the Excise Tax, whichever of the foregoing amounts, when taking into account applicable federal, state, local and foreign income and employment taxes, the Excise Tax, and any other applicable taxes, results in the receipt by the Eligible Executive, on an after-tax basis, of the greatest amount of benefits, notwithstanding that all or some portion of such benefits may be taxable under the Excise Tax. Unless the Company and the Eligible Executive otherwise agree in writing, any determination required under this Section 8 shall be made in writing in good faith by a recognized accounting firm selected by the Company or the Plan Administrator (the “Accountants”). Any reduction in payments or benefits hereunder shall occur in the following order: (i) any cash severance, (ii) any other cash amount payable to the Eligible Executive, (iii) any benefit valued as a “parachute payment,” and (iv) the acceleration of vesting of any equity-based awards. For purposes of making the calculations required by this Section 8, the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of the Code and other applicable legal authority. The Company and the applicable Eligible Executive shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make a determination under this Section 8. The Company (or the Applicable Subsidiary) shall bear all costs the Accountants may reasonably incur in connection with any calculations contemplated by this Section 8.
(b)If, notwithstanding any reduction described in Section 8(a), the IRS determines that an Eligible Executive is liable for the Excise Tax as a result of the receipt of any Payments pursuant to this Plan, then the Eligible Executive shall be obligated to pay back to the Parent or the Applicable Subsidiary, within thirty (30) days after a final IRS determination or in the event that the Eligible Executive challenges the final IRS determination, a final judicial determination, a portion of the Payments equal to the “Repayment Amount.” The Repayment Amount shall be the smallest such amount, if any, as shall be required to be paid to the Parent or the Applicable Subsidiary so that the Eligible Executive’s net after-tax proceeds with respect to the Payments (after taking into account the payment of the Excise Tax and all other applicable taxes imposed on such benefits) shall be maximized. The Repayment Amount shall be zero if a Repayment Amount of more than zero would not result in the Eligible Executive’s net after-tax proceeds with respect to the Payments being maximized. If the Excise Tax is not eliminated pursuant to this Section 8(b), the Eligible Executive shall pay the Excise Tax.
(c)Notwithstanding any other provision of this Section 8, if (i) there is a reduction in the Payments to an Eligible Executive as described in this Section 8, (ii) the IRS later determines that the Eligible Executive is liable for the Excise Tax, the payment of which would result in the maximization of the Eligible Executive’s net after-tax proceeds (calculated as if the Eligible Executive’s benefits had not previously been reduced), and (iii) the Eligible Executive pays the Excise Tax, then the Parent or the Applicable Subsidiary shall pay to the Eligible Executive those Payments which were reduced pursuant to this Section 8 as soon as administratively possible after the Eligible Executive pays the Excise Tax (but in any event within 30 days thereafter) so that the Eligible Executive’s net after-tax proceeds with respect to the payment of the Payments are maximized.
SECTION 9.RIGHT TO INTERPRET PLAN; AMEND AND TERMINATE; OTHER ARRANGEMENTS; BINDING NATURE OF PLAN.
(a)Exclusive Discretion. The “Plan Administrator” shall be the Compensation Committee of the Board. The Plan Administrator shall have the exclusive discretion and authority to establish rules, forms, and procedures for the administration of the Plan, and to construe and interpret the Plan and to decide any and all questions of fact, interpretation, definition, computation or administration arising in connection with the operation of the Plan, including, but not limited to, the eligibility to participate in the Plan, the designation of the Level relating to each applicable tier of benefits under the Plan as set forth in the Benefits Schedules, the amount of benefits paid under the Plan, the timing of payments under the Plan and the scope and applicability of the Covenants contained in the Release and Covenant Documents. Benefits under this Plan will be paid only if the

Plan Administrator decides in its sole discretion that the Eligible Executive is entitled to receive them. The rules, interpretations, computations and other actions of the Plan Administrator shall be binding and conclusive on all persons. The Plan Administrator’s decisions shall not be subject to review unless they are found to be unreasonable or not to have been made in good faith. The Plan Administrator may appoint one or more individuals and delegate such of its powers and duties as it deems desirable to any such individual(s), in which case every reference herein made to the Plan Administrator shall be deemed to mean or include the appointed individual(s) as to matters within their jurisdiction. All reasonable expenses incurred by the Plan Administrator in connection with the administration of the Plan shall be paid by the Group.
(b)Term Of Plan; Termination or Suspension; Amendment; Binding Nature Of Plan.
(i)This Plan shall be effective until July 31, 2023 and shall be automatically extended thereafter for successive one-year periods unless the Board or the Plan Administrator, in its sole discretion, elects not to renew the Plan prior to the date that the Plan is then scheduled to expire. The Board or the Plan Administrator may also terminate or suspend the Plan at any time and for any reason or no reason, which termination or suspension, as applicable, shall become effective at the end of the term described in this Section 9(b)(i), provided, however, that no such termination or suspension shall affect the Parent’s or any Applicable Subsidiary’s obligation to complete the delivery of benefits hereunder to any Potential Eligible Executive who becomes an Eligible Executive prior to the effective time of such termination or suspension; and further provided, that during a Change in Control Period, the Plan shall not be terminated or suspended.
(ii)The Board and the Plan Administrator reserve the right to amend this Plan or the benefits provided hereunder at any time and in any manner; provided, however, that no such amendment shall materially adversely affect the interests or rights of any Eligible Executive whose Termination Date has occurred prior to amendment of the Plan; and further provided, that during a Change in Control Period, the Plan shall not be amended in a manner adverse to a Potential Eligible Executive without her or his written consent.
(iii)Any action amending, suspending or terminating the Plan shall be in writing and approved by the Board or the Plan Administrator.
(c)Binding Effect On Successor. This Plan shall be binding upon any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all the business or assets of the Company or Parent (as applicable), or upon any successor to the Company or Parent (as applicable) as the result of a Change in Control, and any such successor or assignee shall be required to perform the Company’s or Parent’s obligations (as applicable) under the Plan, in the same manner and to the same extent that the Company or Parent (as applicable) would be required to perform if no such succession or assignment or Change in Control had taken place. In such event, the term “Company” or “Parent” (as applicable), as used in the Plan, shall mean the Company or Parent (as applicable) as herein defined and any successor or assignee as described above which by reason hereof becomes bound by the terms and provisions of this Plan.
SECTION 10.NO IMPLIED EMPLOYMENT CONTRACT.
The Plan shall not be deemed (i) to give any employee or other person any right to be retained in the employ of any Group company or (ii) to interfere with the right of any such Group company to discharge any employee or other person at any time in accordance with applicable law, which right is hereby reserved.

SECTION 11.LEGAL CONSTRUCTION.
This Plan is intended to be governed by and shall be construed in accordance with the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and, to the extent not preempted by ERISA, the laws of the State of California, except that the Covenants, if any, as set forth in the Release and Covenant Documents shall in all cases be governed by the laws of the country, U.S. state or other jurisdiction specified therein. This Plan is intended to be (a) an employee welfare plan as defined in Section 3(1) of ERISA and (b) a “top-hat” plan maintained for the benefit of a select group of management or highly compensated employees of the Parent or its subsidiaries.
SECTION 12.CLAIMS, INQUIRIES AND APPEALS.
(a)Applications For Benefits And Inquiries. Any application for benefits, inquiries about the Plan or inquiries about present or future rights under the Plan must be submitted to the Plan Administrator in writing. The Plan Administrator is:
The Compensation Committee
of the Board of Directors of
Seagate Technology Holdings plc
C/O: Office of the Chief Human Resources Officer
47488 Kato Road
Fremont, CA 94538
(b)Denial Of Claims. In the event that any application for benefits is denied in whole or in part, the Plan Administrator must notify the applicant, in writing, of the denial of the application, and of the applicant’s right to review the denial. The written notice of denial will be set forth in a manner designed to be understood by the employee, and will include specific reasons for the denial, specific references to the Plan provision upon which the denial is based, a description of any information or material that the Plan Administrator needs to complete the review and an explanation of the Plan’s review procedure.
This written notice will be given to the employee within 90 days after the Plan Administrator receives the application, unless special circumstances require an extension of time, in which case, the Plan Administrator has up to an additional 90 days for processing the application. If an extension of time for processing is required, written notice of the extension will be furnished to the applicant before the end of the initial 90-day period.
This notice of extension will describe the special circumstances necessitating the additional time and the date by which the Plan Administrator is to render its decision on the application. The applicant will then be permitted to appeal the denial in accordance with the Review Procedure described below.
(c)Request For A Review. Any person (or that person’s authorized representative) for whom an application for benefits is denied, in whole or in part, may appeal the denial by submitting a request for a review to the Plan Administrator within 60 days after the application is denied. The Plan Administrator will give the applicant (or her or his representative) an opportunity to review pertinent documents in preparing a request for a review and to submit written comments, documents, records and other information relating to the claim. A request for a review shall be in writing and shall be addressed to:
Compensation Committee of the Board of Directors of Seagate Technology Holdings plc
Plan Administrator for the Executive Severance and CIC Plan

C/O: Office of the Chief Human Resources Officer
47488 Kato Road
Fremont, CA 94538
A request for review must set forth all of the grounds on which it is based, all facts in support of the request and any other matters that the applicant feels are pertinent. The Plan Administrator may require the applicant to submit additional facts, documents or other material as it may find necessary or appropriate in making its review.
(d)Decision On Review. The Plan Administrator will act on each request for review within 60 days after receipt of the request, unless special circumstances require an extension of time (not to exceed an additional 60 days) for processing the request for a review. If an extension for review is required, written notice of the extension will be furnished to the applicant within the initial 60-day period. The Plan Administrator will give prompt, written notice of its decision to the applicant. In the event that the Plan Administrator confirms the denial of the application for benefits in whole or in part, the notice will outline, in a manner calculated to be understood by the applicant, the specific Plan provisions upon which the decision is based.
(e)Rules And Procedures. The Plan Administrator will establish rules and procedures, consistent with the Plan and with ERISA, as necessary and appropriate in carrying out its responsibilities in reviewing benefit claims. The Plan Administrator may require an applicant who wishes to submit additional information in connection with an appeal from the denial (or deemed denial) of benefits to do so at the applicant’s own expense.
(f)Exhaustion Of Remedies. No legal action for benefits under the Plan may be brought until the claimant (i) has submitted a written application for benefits in accordance with the procedures described by Section 12(a) above, (ii) has been notified by the Plan Administrator that the application is denied, (iii) has filed a written request for a review of the application in accordance with the appeal procedure described in Section 12(c) above and (iv) has been notified in writing that the Plan Administrator has denied the appeal (or the appeal is deemed to be denied due to the Plan Administrator’s failure to take any action on the claim within the time prescribed by Section 12(d) above).
SECTION 13.BASIS OF PAYMENTS TO AND FROM PLAN.
All benefits under the Plan shall be paid by the Parent or the Applicable Subsidiary. The Plan shall be unfunded, and benefits hereunder shall be paid only from the general assets of the Parent or the Applicable Subsidiary.
SECTION 14.OTHER PLAN INFORMATION.
(a)Employer And Plan Identification Numbers. The Employer Identification Number assigned to the Company (which is the “Plan Sponsor” as that term is used in ERISA) by the Internal Revenue Service is 77-0545987. The Plan Number assigned to the Plan by the Plan Sponsor pursuant to the instructions of the Internal Revenue Service is 003.
(b)Ending Date For Plan’s Fiscal Year. The date of the end of the fiscal year for the purpose of maintaining the Plan’s records is the Friday which falls closest to, and including, June 30.
(c)Agent For The Service Of Legal Process. The agent for the service of legal process with respect to the Plan is the Chief Legal Officer/General Counsel, c/o Seagate Technology (US)

Holdings, Inc., 47488 Kato Road, Fremont, California 94538. The service of legal process may also be made on the Plan by serving the Plan Administrator.
(d)Plan Sponsor And Administrator. The “Plan Sponsor” of the Plan is Seagate Technology, and the “Plan Administrator” of the Plan is the Compensation Committee of the Board. Each of the Plan Sponsor and the Plan Administrator can be reached by contacting the Office of the Chief Human Resources Officer in writing c/o 47488 Kato Road, Fremont, California 94538, and by telephone at (510) 661-1000. The Plan Administrator is the named fiduciary charged with the responsibility for administering the Plan.
SECTION 15.STATEMENT OF ERISA RIGHTS.
Participants in this Plan (which is a welfare benefit plan sponsored by Seagate Technology) are entitled to certain rights and protections under ERISA if the participant is employed in the United States. If you are an Eligible Executive employed in the United States, you are considered a participant in the Plan and, under ERISA, you are entitled to:
(a)Examine, without charge, at the Plan Administrator’s office and at other specified locations, such as work sites, all Plan documents and copies of all documents filed by the Plan with the U.S. Department of Labor;
(b)Obtain copies of all Plan documents and Plan information upon written request to the Plan Administrator. The Administrator may make a reasonable charge for the copies; and
(c)Receive a summary of the Plan’s annual financial report, in the case of a plan which is required to file an annual financial report with the Department of Labor. (Generally, all pension plans and welfare plans with 100 or more participants must file these annual reports.)
In addition to creating rights for Plan participants, ERISA imposes duties upon the people responsible for the operation of the employee benefit plan. The people who operate the Plan, called “fiduciaries” of the Plan, have a duty to do so prudently and in the interest of you and other Plan participants and beneficiaries.
No one, including your employer or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a Plan benefit or exercising your rights under ERISA. If your claim for a Plan benefit is denied in whole or in part, you must receive a written explanation of the reason for the denial. You have the right to have the Plan Administrator review and reconsider your claim.
Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request materials from the Plan and do not receive them within 30 days, you may file suit in a U.S. federal court. In such a case, the court may require the Plan Administrator to provide the materials and pay you up to $110 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Plan Administrator. If you have a claim for benefits that is denied or ignored, in whole or in part, you may file suit in a U.S. state or U.S. federal court. If it should happen that the Plan fiduciaries misuse the Plan’s money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a U.S. federal court. The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim is frivolous.

If you have any questions about the Plan, you should contact the Plan Administrator. If you have any questions, about your rights under ERISA, you should contact the nearest area office of the U.S. Employee Benefits Security Administration, U.S. Department of Labor, listed in your telephone directory or the Division of Technical Assistance and Inquires, Employee Benefits Security Administration, U.S. Department of Labor, 200 Constitution Avenue N.W., Washington, D.C. 20210. You may also obtain certain publications about your rights and responsibilities under ERISA by calling the publications hotline of the U.S. Employee Benefits Security Administration.
SECTION 16.EFFECT OF SECTION 409A OF THE CODE
This Plan is intended to comply with all applicable law, including Section 409A of the Code (to the extent applicable to U.S. taxpayers). If the Eligible Executive is a U.S. Executive or is otherwise subject to U.S. federal taxation, a termination of employment shall not be deemed to have occurred for purposes of any provision of this Plan providing for the payment of any amount or benefit that is considered deferred compensation under Section 409A of the Code upon or following a termination of employment unless such termination of employment is also a “separation from service” within the meaning of Section 409A of the Code. If an Eligible Executive is deemed on the Termination Date to be a “specified employee” (as such term is defined under Section 409A of the Code), then with regard to any payment or the provision of any benefit that is considered deferred compensation under Section 409A of the Code payable on account of a “separation from service,” to the extent required to avoid any taxes imposed under Section 409A(a)(1) of the Code, such payment or benefit shall be made or provided, without interest, at the date which is no more than 15 days following the expiration of the six month period measured from the Termination Date.
Further, if the Eligible Executive is a U.S. Executive or is otherwise subject to U.S. federal taxation, a Change in Control shall not be deemed to have occurred for purposes of any provision of this Plan providing for the payment of any amount or benefit that is considered deferred compensation under Section 409A of the Code upon or following a Change in Control unless the applicable transaction or event constitutes a “change in the ownership or effective control of the Company or a “change in the ownership of a substantial portion of the assets” of the Company,” as defined in Treasury Regulation §1.409A-3(i)(5).
    No payment shall be made, no benefit shall be provided and no acceleration or modification may be made under this Plan that would result in the imposition of an additional tax under Section 409A of the Code upon a U.S. Executive. In the event that it is reasonably determined by the Plan Administrator that, as a result of Section 409A of the Code, payments under the Plan may not be made or benefits provided at the time or in the manner contemplated by the terms of the Plan without causing the U.S. Executive to be subject to taxation under Section 409A of the Code, the Parent or the Applicable Subsidiary will make such payment or provide such benefit on the first day that would not result in the U.S. Executive incurring any tax liability under Section 409A of the Code and/or shall modify such payment or benefit to avoid incurring such tax liability. Notwithstanding the foregoing, neither the Parent nor any subsidiary, nor any of their employees or representatives, shall have any liability to the U.S. Executive with respect to the imposition of any early or additional tax under Section 409A of the Code.
For purposes of Section 409A of the Code, each payment made under this Plan shall be designated as a “separate payment” within the meaning of Section 409A of the Code. In addition, all benefits provided under this Plan to U.S. Executives shall be made or provided in accordance with the requirements of Section 409A of the Code including, where applicable, the requirement that (i) the amount of benefits provided during a calendar year may not affect the benefits to be provided in any other calendar year and (ii) the right to benefits may not be subject to liquidation or exchange for another benefit.

SCHEDULE A (Applicable Subsidiaries)
Potential Eligible Executives employed in the United States
Seagate Technology (US) Holdings, Inc.
Seagate US LLC
Seagate Technology LLC
Seagate Systems (US) Inc.
Seagate Cloud Systems, Inc.
Seagate Federal, Inc.
Potential Eligible Executives employed in Malaysia
Seagate International (Johor) Sdn. Bhd.
Penang Seagate Industries (M) Sdn. Bhd.
Seagate Systems (Malaysia) Sdn. Bhd.
Seagate Global Business Services (Malaysia) Sdn. Bhd.
Potential Eligible Executives employed in Thailand
Seagate Technology (Thailand) Limited
Seagate Systems (UK) Limited (Thailand employees)
Potential Eligible Executives employed in United Kingdom
Seagate Technology UK Ltd.
Seagate Technology (Ireland)
La Cie Ltd
Seagate Systems (UK) Limited
Dot Hill Systems Europe Ltd.
Seagate Systems (Havant) Limited
Potential Eligible Executives employed in Singapore
Seagate Singapore International Headquarters Pte. Ltd.
Seagate Technology International (Singapore branch)
Seagate Systems (UK) Limited (Singapore employees)
Dot Hill Singapore Pte. Ltd.
Lyve (SG) Pte. Ltd.
Potential Eligible Executives employed in Canada
Seagate Technology Canada Inc.

Potential Eligible Executives employed in China
Seagate Technology Services (Shanghai) Co., Ltd.
Seagate (Hangzhou) Data Recovery Services Co. Ltd.
Seagate Technology International (Wuxi) Parent Limited
Dot Hill Systems Tianjin Ltd.
Seagate Technology Manufacturing (Hong Kong) Limited

Potential Eligible Executives employed in France
    Seagate Technology (Netherlands) B.V.

Potential Eligible Executives employed in Israel
Seagate Technology Israel Ltd.

Potential Eligible Executives employed in the Netherlands
Seagate Technology Netherlands B.V.

BENEFIT SCHEDULES
FOR THE SEAGATE TECHNOLOGY
EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN
The following benefits schedules set forth the benefits payable to Eligible Executives. The benefits schedules disclosed in public filings are for those Eligible Executives who currently are, or are foreseeable to become, “named executive officers,” as defined in Item 402 of Regulation S-K and the other applicable rules and regulations promulgated by the U.S. Securities and Exchange Commission. The amount of benefits payable is dependent upon the Level in which the Eligible Executive falls and whether the Termination Event occurs during a Change in Control Period, as more particularly described in the Plan.
The Plan Administrator shall determine in which Level an Eligible Executive shall be placed for purposes of receiving severance benefits under this Plan. The Plan Administrator’s determination shall be final and shall be binding and conclusive on all persons. The Plan Administrator retains the right to reclassify a Potential Eligible Executive prior to the date of the Termination Event and/or the occurrence of a Change in Control, except as expressly restricted by this Plan in connection with the occurrence of a Change in Control.
All payout schedules set forth in the Benefits Schedules shall be subject to the provisions of this Plan, including, without limitation, Sections 5 and 16.

BENEFITS SCHEDULES FOR THE
SEAGATE TECHNOLOGY
EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier: 1 Pay Level: E6 (CEO) Location: U.S.
Benefits Payable in the Event of a Termination Event:

WITHOUT A CHANGE IN CONTROL
Base	24 months of Pay
Bonus	Prior Year Bonus, if applicable, and Pro Rata Bonus, if applicable
Other	Outplacement services for two years following Termination Date
Payout Schedule	The lesser of (i) 50% of the U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder payable 12 months following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD Note: No enhanced benefits due to a Termination Event occurring within a Change in Control Period shall be paid prior to the effective date of a Change in Control.
Base	36 months of Pay
Bonus	36 months of Target Bonus (less any Pro Rata Bonus already paid, if applicable)
Equity
Except as otherwise provided herein, in the event of a Termination Event during a Change in Control Period, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan) effective as of the later of the (i) Termination Date and (ii) immediately prior to the effective date of the Change in Control. Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant share compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.

Other
Payout Schedule

BENEFITS SCHEDULES
FOR THE SEAGATE TECHNOLOGY
EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier: 2 Pay Level: E5 (EVP) Location: U.S.
Benefits Payable in the Event of a Termination Event:

WITHOUT A CHANGE IN CONTROL
Base	20 months of Pay
Bonus	Prior Year Bonus, if applicable, and Pro Rata Bonus, if applicable
Other	Outplacement services for two years following the Termination Date
Payout Schedule	The lesser of (i) 50% of the U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder payable 12 months following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD Note: No enhanced benefits due to a Termination Event occurring within a Change in Control Period shall be paid prior to the effective date of a Change in Control.
Base	24 months of Pay
Bonus	24 months of Target Bonus (less any Pro Rata Bonus already paid, if applicable)
Equity	Except as otherwise provided herein, in the event of a Termination Event during a Change in Control Period, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan) effective as of the later of the (i) Termination Date and (ii) immediately prior to the effective date of the Change in Control.. Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant share compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.
Other	Continued Coverage Payment, if applicable, and Outplacement services for two years following the Termination Date
Payout Schedule	The lesser of (i) 100% of the U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

BENEFITS SCHEDULES
FOR THE SEAGATE TECHNOLOGY
EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier: 3 Pay Level: E3-E4 (SVP) Location: U.S.
Benefits Payable in the Event of a Termination Event:

WITHOUT A CHANGE IN CONTROL
Base	16 months of Pay
Bonus	Prior Year Bonus, if applicable, and Pro Rata Bonus, if applicable
Other	Outplacement services for 18 months following Termination Date
Payout Schedule	The lesser of (i) 50% of the U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD Note: No enhanced benefits due to a Termination Event occurring within a Change in Control Period shall be paid prior to the effective date of a Change in Control.
Base	18 months of Pay
Bonus	18 months of Target Bonus (less any Pro Rata Bonus already paid, if applicable)
Equity	Except as otherwise provided herein, in the event of a Termination Event during a Change in Control Period, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan) effective as of the later of the (i) Termination Date and (ii) immediately prior to the effective date of the Change in Control. Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant share compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.
Other	Continued Coverage Payment, if applicable, and Outplacement services for 18 months following the Termination Date
Payout Schedule	The lesser of (i) 100% of the U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

BENEFITS SCHEDULES
FOR THE SEAGATE TECHNOLOGY
EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier: 4 Pay Level: E1-E2 (VP) Location: U.S.
Benefits Payable in the Event of a Termination Event:

WITHOUT A CHANGE IN CONTROL
Base	12 months of Pay
Bonus	Prior Year Bonus, if applicable, and Pro Rata Bonus, if applicable
Other	Outplacement services for one year following the Termination Date
Payout Schedule	The lesser of (i) 100% of the U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD Note: No enhanced benefits due to a Termination Event occurring within a Change in Control Period shall be paid prior to the effective date of a Change in Control.
Base	12 months of Pay
Bonus	12 months of Target Bonus (less any Pro Rata Bonus already paid, if applicable)
Equity	Except as otherwise provided herein, in the event of a Termination Event during a Change in Control Period, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan) effective as of the later of the (i) Termination Date and (ii) immediately prior to the effective date of the Change in Control. Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant share compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.
Other	Continued Coverage Payment, if applicable, and Outplacement services for one year following the Termination Date
Payout Schedule	The lesser of (i) 100% of the U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

BENEFITS SCHEDULES
FOR THE SEAGATE TECHNOLOGY
EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier: Non-US Pay Level: E3-E4 (SVP) Location: Canada
Benefits Payable in the Event of a Termination Event:

WITHOUT A CHANGE IN CONTROL
Base
The number of months of Pay equal to the sum of (i) six months plus, (ii) one additional month for each year of service over six years, with the total of (i) and (ii) subject to an aggregate maximum of 12 months (“Canada Severance Pay Amount”).

Bonus	Prior Year Bonus, if applicable
Other	Outplacement services for 18 months following Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD Note: No enhanced benefits due to a Termination Event occurring within a Change in Control Period shall be paid prior to the effective date of a Change in Control.
Base	Canada Severance Pay Amount (as defined above)
Bonus	18 months of Target Bonus
Equity	Except as otherwise provided herein, in the event of a Termination Event during a Change in Control Period, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan) effective as of the later of the (i) Termination Date and (ii) immediately prior to the effective date of the Change in Control. Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant share compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.
Other	Outplacement services for 18 months following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

BENEFITS SCHEDULES
FOR THE SEAGATE TECHNOLOGY
EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier: Non-US Pay Level: E1-E2 (VP) Location: Canada
Benefits Payable in the Event of a Termination Event:

WITHOUT A CHANGE IN CONTROL
Base
The number of months of Pay equal to the sum of (i) six months plus, (ii) one additional month for each year of service over six years, with the total of (i) and (ii) subject to an aggregate maximum of 12 months (“Canada Severance Pay Amount”).

Bonus	Prior Year Bonus, if applicable
Other	Outplacement services for one year following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD Note: No enhanced benefits due to a Termination Event occurring within a Change in Control Period shall be paid prior to the effective date of a Change in Control.
Base	Canada Severance Pay Amount (as defined above)
Bonus	12 months of Target Bonus
Equity	Except as otherwise provided herein, in the event of a Termination Event during a Change in Control Period, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan) effective as of the later of the (i) Termination Date and (ii) immediately prior to the effective date of the Change in Control. Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant share compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.
Other	Outplacement services for one year following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

BENEFITS SCHEDULES
FOR THE SEAGATE TECHNOLOGY
EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier: Non-US Pay Level: E3-E4 (SVP) Location: Thailand
Benefits Payable in the Event of a Termination Event:

WITHOUT A CHANGE IN CONTROL
Base
The number of months of Pay equal to the sum of (i) either (A) six months, for those Non-U.S. Eligible Executives with less than six years of service with the Group prior to the Termination Event or (B) eight months for those Non-U.S. Eligible Executives with six or more years of service with the Group prior to the Termination Event, plus, (ii) one additional month for each year of service over eight years, with the total of (i) and (ii) subject to an aggregate maximum of 24 months (“Thailand Severance Pay Amount”).

Bonus	Prior Year Bonus, if applicable
Other	Outplacement services for 18 months following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD Note: No enhanced benefits due to a Termination Event occurring within a Change in Control Period shall be paid prior to the effective date of a Change in Control.
Base	Thailand Severance Pay Amount (as defined above)
Bonus	18 months of Target Bonus
Equity	Except as otherwise provided herein, in the event of a Termination Event during a Change in Control Period, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan) effective as of the later of the (i) Termination Date and (ii) immediately prior to the effective date of the Change in Control. Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant share compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.
Other	Outplacement services for 18 months following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

BENEFITS SCHEDULES
FOR THE SEAGATE TECHNOLOGY
EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier: Non-US Pay Level: E1-E2 (VP) Location: Thailand
Benefits Payable in the Event of a Termination Event:

WITHOUT A CHANGE IN CONTROL
Base
The number of months of Pay equal to the sum of (i) either (A) six months, for those Non-U.S. Eligible Executives with less than six years of service with the Group prior to the Termination Event or (B) eight months for those Non-U.S. Eligible Executives with six or more years of service with the Group prior to the Termination Event, plus, (ii) one additional month for each year of service over eight years, with the total of (i) and (ii) subject to an aggregate maximum of 24 months (“Thailand Severance Pay Amount”).

Bonus	Prior Year Bonus, if applicable
Other	Outplacement services for one year following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD Note: No enhanced benefits due to a Termination Event occurring within a Change in Control Period shall be paid prior to the effective date of a Change in Control.
Base	Thailand Severance Pay Amount (as defined above)
Bonus	12 months of Target Bonus
Equity	Except as otherwise provided herein, in the event of a Termination Event during a Change in Control Period, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan) effective as of the later of the (i) Termination Date and (ii) immediately prior to the effective date of the Change in Control. Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant share compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.
Other	Outplacement services for one year following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

BENEFITS SCHEDULES
FOR THE SEAGATE TECHNOLOGY
EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier: Non-US Pay Level: E3-E4 (SVP) Location: Malaysia
Benefits Payable in the Event of a Termination Event:

WITHOUT A CHANGE IN CONTROL
Base
The number of months of Pay equal to the sum of (i) six months plus, (ii) one additional month for each year of service with the Group over six years, with the total of (i) and (ii) subject to an aggregate maximum of 24 months (“Malaysia Severance Pay Amount”).

Bonus	Prior Year Bonus, if applicable
Other	Outplacement services for 18 months following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD Note: No enhanced benefits due to a Termination Event occurring within a Change in Control Period shall be paid prior to the effective date of a Change in Control.
Base	Malaysia Severance Pay Amount (as defined above)
Bonus	18 months of Target Bonus
Equity	Except as otherwise provided herein, in the event of a Termination Event during a Change in Control Period, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan) effective as of the later of the (i) Termination Date and (ii) immediately prior to the effective date of the Change in Control. Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant share compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.
Other	Outplacement services for 18 months following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

BENEFITS SCHEDULES
FOR THE SEAGATE TECHNOLOGY
EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier: Non-US Pay Level: E1-E2 (VP) Location: Malaysia
Benefits Payable in the Event of a Termination Event:

WITHOUT A CHANGE IN CONTROL
Base
The number of months of Pay equal to the sum of (i) six months plus, (ii) one additional month for each year of service over six years, with the total of (i) and (ii) subject to an aggregate maximum of 24 months (“Malaysia Severance Pay Amount”).

Bonus	Prior Year Bonus, if applicable
Other	Outplacement services for one year following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD Note: No enhanced benefits due to a Termination Event occurring within a Change in Control Period shall be paid prior to the effective date of a Change in Control.
Base	Malaysia Severance Pay Amount (as defined above)
Bonus	12 months of Target Bonus
Equity	Except as otherwise provided herein, in the event of a Termination Event during a Change in Control Period, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan) effective as of the later of the (i) Termination Date and (ii) immediately prior to the effective date of the Change in Control. Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant share compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.
Other	Outplacement services for one year following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

BENEFITS SCHEDULES
FOR THE SEAGATE TECHNOLOGY
EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier: Non-US Pay Level: E5 (EVP) Location: Singapore
Benefits Payable in the Event of a Termination Event:

WITHOUT A CHANGE IN CONTROL
Base
The number of months of Pay equal to the sum of (i) six months plus, (ii) one additional month for each year of service over six years, with the total of (i) and (ii) subject to an aggregate maximum of 24 months (“Singapore Severance Pay Amount”).

Bonus	Prior Year Bonus, if applicable
Other	Outplacement services for 24 months following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD Note: No enhanced benefits due to a Termination Event occurring within a Change in Control Period shall be paid prior to the effective date of a Change in Control.
Base	Singapore Severance Pay Amount (as defined above)
Bonus	24 months of Target Bonus
Equity	Except as otherwise provided herein, in the event of a Termination Event during a Change in Control Period, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan) effective as of the later of the (i) Termination Date and (ii) immediately prior to the effective date of the Change in Control. Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant share compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.
Other	Outplacement services for 24 months following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

BENEFITS SCHEDULES
FOR THE SEAGATE TECHNOLOGY
EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier: Non-US Pay Level: E3-E4 (SVP) Location: Singapore
Benefits Payable in the Event of a Termination Event:

WITHOUT A CHANGE IN CONTROL
Base
The number of months of Pay equal to the sum of (i) six months plus, (ii) one additional month for each year of service over six years, with the total of (i) and (ii) subject to an aggregate maximum of 24 months (“Singapore Severance Pay Amount”).

Bonus	Prior Year Bonus, if applicable
Other	Outplacement services for 18 months following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD Note: No enhanced benefits due to a Termination Event occurring within a Change in Control Period shall be paid prior to the effective date of a Change in Control.
Base	Singapore Severance Pay Amount (as defined above)
Bonus	18 months of Target Bonus
Equity	Except as otherwise provided herein, in the event of a Termination Event during a Change in Control Period, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan) effective as of the later of the (i) Termination Date and (ii) immediately prior to the effective date of the Change in Control. Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant share compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.
Other	Outplacement services for 18 months following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

BENEFITS SCHEDULES
FOR THE SEAGATE TECHNOLOGY
EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier: Non-US Pay Level: E1-2 (VP) Location: Singapore
Benefits Payable in the Event of a Termination Event:

WITHOUT A CHANGE IN CONTROL
Base
The number of months of Pay equal to the sum of (i) six months plus, (ii) one additional month for each year of service over six years, with the total of (i) and (ii) subject to an aggregate maximum of 24 months (“Singapore Severance Pay Amount”).

Bonus	Prior Year Bonus, if applicable
Other	Outplacement services for one year following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD Note: No enhanced benefits due to a Termination Event occurring within a Change in Control Period shall be paid prior to the effective date of a Change in Control.
Base	Singapore Severance Pay Amount (as defined above)
Bonus	12 months of Target Bonus
Equity	Except as otherwise provided herein, in the event of a Termination Event during a Change in Control Period, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan) effective as of the later of the (i) Termination Date and (ii) immediately prior to the effective date of the Change in Control. Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant share compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.
Other	Outplacement services for one year following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

BENEFITS SCHEDULES
FOR THE SEAGATE TECHNOLOGY
EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier: Non-US Pay Level: E3-E4 (SVP) Location: China
Benefits Payable in the Event of a Termination Event:

WITHOUT A CHANGE IN CONTROL
Base
The number of months of Pay (“China Severance Pay Amount”) equal to the sum of:
(i) for service periods prior to January 1, 2008: one month for each year of service, plus
(ii) for service periods on or after January 1, 2008: one month for each year of service, provided the monthly salary is equal to or less than three times the local average salary, up to a maximum of 12 months.
If the service period is from six months to one year, the employee shall be entitled to Pay which will be equal to one month’s salary. If the service period is less than six months, Pay will be equal to half month’s salary

Bonus	Prior Year Bonus, if applicable
Other	Outplacement services for 18 months following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder of the China Severance Pay Amount, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD Note: No enhanced benefits due to a Termination Event occurring within a Change in Control Period shall be paid prior to the effective date of a Change in Control.
Base	China Severance Pay Amount (as defined above)
Bonus	18 months of Target Bonus
Equity	Except as otherwise provided herein, in the event of a Termination Event during a Change in Control Period, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan) effective as of the later of the (i) Termination Date and (ii) immediately prior to the effective date of the Change in Control. Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant share compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.
Other	Outplacement services for 18 months following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

BENEFITS SCHEDULES
FOR THE SEAGATE TECHNOLOGY
EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier: Non-US Pay Level: E1-E2 (VP) Location: China
Benefits Payable in the Event of a Termination Event:

WITHOUT A CHANGE IN CONTROL
Base
The number of months of Pay (“China Severance Pay Amount”) equal to the sum of:
(i) for service periods prior to January 1, 2008: one month for each year of service, plus
(ii) for service periods on or after January 1, 2008: one month for each year of service, provided the monthly salary is equal to or less than three times the local average salary, up to a maximum of 12 months.
If the service period is from six months to one year, the employee shall be entitled to Pay which will be equal to one month’s salary. If the service period is less than six months, Pay will be equal to half month’s salary.

Bonus	Prior Year Bonus, if applicable
Other	Outplacement services for one year following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder of the China Severance Pay Amount, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD Note: No enhanced benefits due to a Termination Event occurring within a Change in Control Period shall be paid prior to the effective date of a Change in Control.
Base	China Severance Pay Amount (as defined above)
Bonus	12 months of Target Bonus
Equity	Except as otherwise provided herein, in the event of a Termination Event during a Change in Control Period, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan) effective as of the later of the (i) Termination Date and (ii) immediately prior to the effective date of the Change in Control. Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant share compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.
Other	Outplacement services for one year following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

BENEFITS SCHEDULES
FOR THE SEAGATE TECHNOLOGY
EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier: Non-US Pay Level: E3-E4 (SVP) Location: United Kingdom
Benefits Payable in the Event of a Termination Event:

WITHOUT A CHANGE IN CONTROL
Base
The number of months of Pay equal to the sum of (i) six months plus, (ii) one additional month for each year of service over six years, with the total of (i) and (ii) subject to an aggregate maximum of 18 months (“U.K. Severance Pay Amount”).

Bonus	Prior Year Bonus, if applicable
Other	Outplacement services for 18 months following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD Note: No enhanced benefits due to a Termination Event occurring within a Change in Control Period shall be paid prior to the effective date of a Change in Control.
Base	U.K. Severance Pay Amount (as defined above)
Bonus	18 months of Target Bonus
Equity	Except as otherwise provided herein, in the event of a Termination Event during a Change in Control Period, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan) effective as of the later of the (i) Termination Date and (ii) immediately prior to the effective date of the Change in Control. Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant share compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.
Other	Outplacement services for 18 months following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

BENEFITS SCHEDULES
FOR THE SEAGATE TECHNOLOGY
EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier: Non-US Pay Level: E1-E2 (VP) Location: United Kingdom
Benefits Payable in the Event of a Termination Event:

WITHOUT A CHANGE IN CONTROL
Base
The number of months of Pay equal to the sum of (i) six months plus, (ii) one additional month for each year of service over six years, with the total of (i) and (ii) subject to an aggregate maximum of 18 months (“U.K. Severance Pay Amount”)

Bonus	Prior Year Bonus, if applicable
Other	Outplacement services for one year following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD Note: No enhanced benefits due to a Termination Event occurring within a Change in Control Period shall be paid prior to the effective date of a Change in Control.
Base	U.K. Severance Pay Amount (as defined above)
Bonus	12 months of Target Bonus
Equity	Except as otherwise provided herein, in the event of a Termination Event during a Change in Control Period, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan) effective as of the later of the (i) Termination Date and (ii) immediately prior to the effective date of the Change in Control. Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant share compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.
Other	Outplacement services for one year following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

BENEFITS SCHEDULES
FOR THE SEAGATE TECHNOLOGY
EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier: Non-US Pay Level: E3-E4 (SVP) Location: France
Benefits Payable in the Event of a Termination Event:

WITHOUT A CHANGE IN CONTROL
Base
The number of months of Pay equal to the sum of (i) six months plus, (ii) one additional month for each year of service over six years, with the total of (i) and (ii) subject to an aggregate maximum of 18 months (“France Severance Pay Amount”).

Bonus	Prior Year Bonus, if applicable
Other	Outplacement services for 18 months following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD Note: No enhanced benefits due to a Termination Event occurring within a Change in Control Period shall be paid prior to the effective date of a Change in Control.
Base	France Severance Pay Amount (as defined above)
Bonus	18 months of Target Bonus
Equity	Except as otherwise provided herein, in the event of a Termination Event during a Change in Control Period, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan) effective as of the later of the (i) Termination Date and (ii) immediately prior to the effective date of the Change in Control. Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant share compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.
Other	Outplacement services for 18 months following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

BENEFITS SCHEDULES
FOR THE SEAGATE TECHNOLOGY
EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier: Non-US Pay Level: E1-E2 (VP) Location: France
Benefits Payable in the Event of a Termination Event:

WITHOUT A CHANGE IN CONTROL
Base
The number of months of Pay equal to the sum of (i) six months plus, (ii) one additional month for each year of service over six years, with the total of (i) and (ii) subject to an aggregate maximum of 18 months (“France Severance Pay Amount”)

Bonus	Prior Year Bonus, if applicable
Other	Outplacement services for one year following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD Note: No enhanced benefits due to a Termination Event occurring within a Change in Control Period shall be paid prior to the effective date of a Change in Control.
Base	France Severance Pay Amount (as defined above)
Bonus	12 months of Target Bonus
Equity	Except as otherwise provided herein, in the event of a Termination Event during a Change in Control Period, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan) effective as of the later of the (i) Termination Date and (ii) immediately prior to the effective date of the Change in Control. Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant share compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.
Other	Outplacement services for one year following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

BENEFITS SCHEDULES
FOR THE SEAGATE TECHNOLOGY
EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier: Non-US Pay Level: E3-E4 (SVP) Location: Israel
Benefits Payable in the Event of a Termination Event:

WITHOUT A CHANGE IN CONTROL
Base
The number of months of Pay equal to the sum of (i) six months plus, (ii) one additional month for each year of service over six years, with the total of (i) and (ii) subject to an aggregate maximum of 18 months (“Israel Severance Pay Amount”).

Bonus	Prior Year Bonus, if applicable
Other	Outplacement services for 18 months following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD Note: No enhanced benefits due to a Termination Event occurring within a Change in Control Period shall be paid prior to the effective date of a Change in Control.
Base	Israel Severance Pay Amount (as defined above)
Bonus	18 months of Target Bonus
Equity	Except as otherwise provided herein, in the event of a Termination Event during a Change in Control Period, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan) effective as of the later of the (i) Termination Date and (ii) immediately prior to the effective date of the Change in Control. Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant share compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.
Other	Outplacement services for 18 months following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

BENEFITS SCHEDULES
FOR THE SEAGATE TECHNOLOGY
EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier: Non-US Pay Level: E1-E2 (VP) Location: Israel
Benefits Payable in the Event of a Termination Event:

WITHOUT A CHANGE IN CONTROL
Base
The number of months of Pay equal to the sum of (i) six months plus, (ii) one additional month for each year of service over six years, with the total of (i) and (ii) subject to an aggregate maximum of 18 months (“Israel Severance Pay Amount”)

Bonus	Prior Year Bonus, if applicable
Other	Outplacement services for one year following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD Note: No enhanced benefits due to a Termination Event occurring within a Change in Control Period shall be paid prior to the effective date of a Change in Control.
Base	Israel Severance Pay Amount (as defined above)
Bonus	12 months of Target Bonus
Equity	Except as otherwise provided herein, in the event of a Termination Event during a Change in Control Period, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan) effective as of the later of the (i) Termination Date and (ii) immediately prior to the effective date of the Change in Control. Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant share compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.
Other	Outplacement services for one year following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

BENEFITS SCHEDULES
FOR THE SEAGATE TECHNOLOGY
EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier: Non-US Pay Level: E3-E4 (SVP) Location: Ireland
Benefits Payable in the Event of a Termination Event:

WITHOUT A CHANGE IN CONTROL
Base
The number of months of Pay equal to the sum of (i) six months plus, (ii) one additional month for each year of service over six years, with the total of (i) and (ii) subject to an aggregate maximum of 18 months (“Ireland Severance Pay Amount”).

Bonus	Prior Year Bonus, if applicable
Other	Outplacement services for 18 months following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD Note: No enhanced benefits due to a Termination Event occurring within a Change in Control Period shall be paid prior to the effective date of a Change in Control.
Base	Ireland Severance Pay Amount (as defined above)
Bonus	18 months of Target Bonus
Equity	Except as otherwise provided herein, in the event of a Termination Event during a Change in Control Period, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan) effective as of the later of the (i) Termination Date and (ii) immediately prior to the effective date of the Change in Control. Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant share compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.
Other	Outplacement services for 18 months following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

BENEFITS SCHEDULES
FOR THE SEAGATE TECHNOLOGY
EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier: Non-US Pay Level: E1-E2 (VP) Location: Ireland
Benefits Payable in the Event of a Termination Event:

WITHOUT A CHANGE IN CONTROL
Base
The number of months of Pay equal to the sum of (i) six months plus, (ii) one additional month for each year of service over six years, with the total of (i) and (ii) subject to an aggregate maximum of 18 months (“Ireland Severance Pay Amount”)

Bonus	Prior Year Bonus, if applicable
Other	Outplacement services for one year following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD Note: No enhanced benefits due to a Termination Event occurring within a Change in Control Period shall be paid prior to the effective date of a Change in Control.
Base	Ireland Severance Pay Amount (as defined above)
Bonus	12 months of Target Bonus
Equity	Except as otherwise provided herein, in the event of a Termination Event during a Change in Control Period, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan) effective as of the later of the (i) Termination Date and (ii) immediately prior to the effective date of the Change in Control. Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant share compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.
Other	Outplacement services for one year following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

BENEFITS SCHEDULES
FOR THE SEAGATE TECHNOLOGY
EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier: Non-US Pay Level: E3-E4 (SVP) Location: Netherlands
Benefits Payable in the Event of a Termination Event:

WITHOUT A CHANGE IN CONTROL
Base
The number of months of Pay equal to the sum of (i) six months plus, (ii) one additional month for each year of service over six years, with the total of (i) and (ii) subject to an aggregate maximum of 18 months (“Netherlands Severance Pay Amount”).

Bonus	Prior Year Bonus, if applicable
Other	Outplacement services for 18 months following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD Note: No enhanced benefits due to a Termination Event occurring within a Change in Control Period shall be paid prior to the effective date of a Change in Control.
Base	Netherlands Severance Pay Amount (as defined above)
Bonus	18 months of Target Bonus
Equity	Except as otherwise provided herein, in the event of a Termination Event during a Change in Control Period, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan) effective as of the later of the (i) Termination Date and (ii) immediately prior to the effective date of the Change in Control. Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant share compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.
Other	Outplacement services for 18 months following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

BENEFITS SCHEDULES
FOR THE SEAGATE TECHNOLOGY
EXECUTIVE SEVERANCE AND CHANGE IN CONTROL (CIC) PLAN

Tier: Non-US Pay Level: E1-E2 (VP) Location: Netherlands
Benefits Payable in the Event of a Termination Event:

WITHOUT A CHANGE IN CONTROL
Base
The number of months of Pay equal to the sum of (i) six months plus, (ii) one additional month for each year of service over six years, with the total of (i) and (ii) subject to an aggregate maximum of 18 months (“Netherlands Severance Pay Amount”)

Bonus	Prior Year Bonus, if applicable
Other	Outplacement services for one year following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.

DURING A CHANGE IN CONTROL PERIOD Note: No enhanced benefits due to a Termination Event occurring within a Change in Control Period shall be paid prior to the effective date of a Change in Control.
Base	Netherlands Severance Pay Amount (as defined above)
Bonus	12 months of Target Bonus
Equity	Except as otherwise provided herein, in the event of a Termination Event during a Change in Control Period, there shall be full vesting of all unvested equity-based awards (whether or not granted prior to or following the adoption of this Plan) effective as of the later of the (i) Termination Date and (ii) immediately prior to the effective date of the Change in Control. Notwithstanding the applicable provisions of the Eligible Executive’s award agreements or the relevant share compensation plan governing such equity-based awards, if a Termination Event occurs during a Change in Control Period but prior to the effective date of the Change in Control, no unvested awards shall lapse or be forfeited solely on account of such Termination Event; provided, however, if the Change in Control has not occurred within the 6-month period following the Termination Event, all such unvested awards shall automatically lapse at the end of such 6-month period. In addition, if an award agreement specifies the manner and extent to which such award shall become accelerated in connection with a Change in Control, the terms of such award agreement will govern for purposes of determining the number of shares that will become vested in connection with a Termination Event during a Change in Control Period.
Other	Outplacement services for one year following the Termination Date
Payout Schedule	The lesser of (i) 100% of the Non-U.S. Benefit or (ii) twice the compensation limit then in effect under Section 401(a)(17) of the Code, payable within 20 business days following the Payment Confirmation Date, with the remainder, if any, payable 6 months and 1 day following the Termination Date.